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                                                                    EXHIBIT 4.1

                                                                 EXECUTION COPY
                                                                 --------------

                                FIRST AMENDMENT
                                       TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


          FIRST AMENDMENT, dated as of July 9, 1996 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of July 31, 1995 (the "Credit Agreement"), among Sybron International Corporation, a Wisconsin corporation (the "Parent"), Ormco Corporation, a Delaware corporation ("Ormco"), Kerr Corporation, a Delaware corporation ("Kerr"), Nalge Company, a Delaware corporation ("Nalge"), Erie Scientific Company, a Delaware corporation ("Erie"), Barnstead Thermolyne Corporation, a Delaware corporation ("Barnstead"; Ormco, Kerr, Nalge, Erie and Barnstead are collectively referred to herein as the "Subsidiary Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), Chase Securities Inc. (formerly known as Chemical Securities Inc.), as Arranger, and Chemical Bank, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Parent and the Subsidiary Borrowers; and

          WHEREAS, the Parent and the Subsidiary Borrowers have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that (i) the Revolving Credit Commitments of the Lenders shall be increased by $50,000,000 in the aggregate and (ii) certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

     I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     II.  Amendments to Credit Agreement.

          1. Amendments to Section 1. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Aggregate Outstanding Extensions of Credit", "Borrowing Date", "Business Day", "Loan", "Notes", and "Type" contained therein in their entirety and adding the following definitions in alphabetical order:



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                                                                              2



                "Aggregate Outstanding Extensions of Credit": as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (b) such Lender's Revolving Credit Commitment Percentage of the L/C Obligations then outstanding, and (c) for all purposes other than the calculation of the commitment fees pursuant to subsection 2.9, such Lender's Revolving Credit Commitment Percentage of the aggregate principal amount of all (i) CAF Advances then outstanding and (ii) Swing Line Loans then outstanding.

                "Amendment Effective Date": the date on which the First Amendment dated as of July 9, 1996 to the Credit Agreement became effective pursuant to the terms thereof.

                "Borrowing Date": any Business Day specified in a notice pursuant to subsection 2.3, 2.5(a), 2.13 or 3.2 as a date on which the Parent either on behalf of itself or any of the Subsidiary Borrowers requests (a) the Lenders to make Loans or CAF Advances, as the case may be, hereunder and/or (b) the Issuing Bank to issue a Letter of Credit hereunder.

                "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided, that when such term is used to describe a day on which a borrowing, payment or interest rate determination is to be made in respect of a Eurodollar Rate CAF Advance, such day shall also be a day on which dealings in foreign currencies and exchange between banks may be carried on in London, England.

                "CAF Advance":  each CAF Advance made pursuant to subsection
           2.4.

                "CAF Advance Availability Period": the period from and including the Amendment Effective Date to and including the date which is 7 days prior to the Termination Date.

                "CAF Advance Confirmation": each confirmation by the Parent, on behalf of itself or any other Revolving Credit Borrower, of its acceptance of CAF Advance Offers, which confirmation shall be substantially in the form of Exhibit J and shall be delivered to the Administrative Agent by facsimile transmission.

                "CAF Advance Interest Payment Date": as to each CAF Advance, each interest payment date specified for such CAF Advance in the related CAF Advance Request.

                "CAF Advance Maturity Date": as to any CAF Advance, the date specified by the Parent, on behalf of itself or any other Revolving Credit Borrower, as the case may be,


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           pursuant to paragraph 2.5(d)(ii) in its acceptance of the related
           CAF Advance Offer.

                "CAF Advance Note": as defined in subsection 2.7, which term shall include any QFL CAF Advance Note issued pursuant to subsection 11.7.

                "CAF Advance Offer": each offer by a Lender to make CAF Advances pursuant to a CAF Advance Request, which offer shall contain the information specified in Exhibit K and shall be delivered to the Administrative Agent by telephone, immediately confirmed by facsimile transmission.

                "CAF Advance Request": each request by the Parent, on behalf of itself or any other Revolving Credit Borrower, for Lenders to submit bids to make CAF Advances, which request shall contain the information in respect of such requested CAF Advances specified in Exhibit L and shall be delivered to the Administrative Agent in writing, by facsimile transmission, or by telephone, immediately confirmed by facsimile transmission.

                "Eurodollar Rate CAF Advance": any CAF Advance made pursuant to a Eurodollar Rate CAF Advance Request.

                "Eurodollar Rate CAF Advance Request": any CAF Advance Request requesting the Lenders to offer to make CAF Advances at an interest rate equal to the Eurodollar Rate plus (or minus) a margin.

                "Fixed Rate CAF Advance": any CAF Advance made pursuant to a Fixed Rate CAF Advance Request.

                "Fixed Rate CAF Advance Request": any CAF Advance Request requesting the Lenders to offer to make CAF Advances at a fixed rate (as opposed to a rate composed of the Eurodollar Rate plus (or minus) a margin).

                "Loan": any loan (including any CAF Advance) made by any Lender pursuant to this Agreement.

                "Notes": the collective reference to the Revolving Credit Notes, the CAF Advance Notes, the Swing Line Notes and the Term Notes.

                "QFL CAF Advance Note":  as defined in subsection 11.7.

                "Type": as to certain Loans made hereunder, its nature as an ABR Loan or a Eurodollar Loan.

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                                                                              4

                      2. Amendments to Section 2. (a) Section 2 is hereby amended as follows:

                (i) by deleting the first sentence of subsection 2.1(a) thereof in its entirety and substituting in lieu thereof the following:

                           "Subject to the terms and conditions
                      hereof, each Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to the Revolving Credit Borrowers from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding to all Revolving Credit Borrowers, when added to such Lender's Revolving Credit Commitment Percentage of (i) the then outstanding L/C Obligations, (ii) the aggregate principal amount of all Swing Line Loans then outstanding and (iii) the aggregate principal amount of all CAF Advances then outstanding, not to exceed the amount of such Lender's Revolving Credit Commitment, provided that nothing contained herein shall be deemed to prohibit the making of, or relieve any Lender of its obligation to make, Revolving Credit Loans the proceeds of which are to be applied solely to the repayment of principal of Refunded Swing Line Loans pursuant to subsection 2.16(c) except that in no event shall any Lender be obligated to make Revolving Credit Loans in excess of its Revolving Credit Commitment";

                (ii) by adding the following subsections at the end of subsection 2.3:

                           "2.4.  CAF Advances.  Subject to the terms and
                      conditions of this Agreement, the Revolving Credit Borrowers may borrow CAF Advances from time to time on any Business Day during the CAF Advance Availability Period. CAF Advances may be borrowed in amounts such that the aggregate amount of (i) Revolving Credit Loans, (ii) L/C Obligations, (iii) Swing Line Loans and (iv) CAF Advances outstanding at any time shall not exceed the aggregate amount of the Revolving Credit Commitments at such time. Within the limits and on the conditions hereinafter set forth with respect to CAF Advances, the Revolving Credit Borrowers from time to time may borrow, repay and reborrow CAF Advances.

                           2.5  Procedure for CAF Advance Borrowing.   (a) The
                      Parent, on behalf of itself or any other Revolving Credit Borrower, shall request CAF Advances by




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                      delivering a CAF Advance Request to the Administrative
                      Agent, not later than 12:00 Noon (New York City time) four Business Days prior to the proposed Borrowing Date (in the case of a Eurodollar Rate CAF Advance Request), and not later than 10:00 A.M. (New York City time) one Business Day prior to the proposed Borrowing Date (in the case of a Fixed Rate CAF Advance Request). Each CAF Advance Request in respect of any Borrowing Date may solicit bids for CAF Advances on such Borrowing Date in an aggregate principal amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and having not more than three alternative CAF Advance Maturity Dates. The CAF Advance Maturity Date for each CAF Advance shall be the date set forth therefor in the relevant CAF Advance Request, which date shall be (i) not less than 7 days nor more than 180 days after the Borrowing Date therefor, in the case of a Fixed Rate CAF Advance, (ii) one, two, three or six months after the Borrowing Date therefor, in the case of a Eurodollar CAF Advance and (iii) not later than the Termination Date, in the case of any CAF Advance. The Administrative Agent shall notify each Lender promptly by facsimile transmission of the contents of each CAF Advance Request received by the Administrative Agent.

                     (b) In the case of a Eurodollar Rate CAF Advance Request, upon receipt of notice from the Administrative Agent of the contents of such CAF Advance Request, each Lender may elect, in its sole discretion, to offer irrevocably to make one or more CAF Advances at the applicable Eurodollar Rate plus (or minus) a margin determined by such Lender in its sole discretion for each such CAF Advance. Any such irrevocable offer shall be made by delivering a CAF Advance Offer to the Administrative Agent, before 10:30 A.M. (New York City time) on the day that is three Business Days before the proposed Borrowing Date, setting forth:

                           (i) the maximum amount of CAF Advances for each CAF
                      Advance Maturity Date and the aggregate maximum amount of CAF Advances for all CAF Advance Maturity Dates which such Lender would be willing to make (which amounts may, subject to subsection 2.4, exceed such Lender's Revolving Credit Commitment); and

                           (ii) the margin above or below the appropriate
                      Eurodollar Rate at which such Lender is willing to make each such CAF Advance.

           The Administrative Agent shall advise the Parent, on behalf of itself or the relevant Revolving Credit Borrower, as the case may be, before 11:00 A.M. (New York City time) on the date which is three Business Days before the proposed Borrowing Date of the contents of each such CAF Advance




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           Offer received by it.  If the Administrative Agent, in its capacity as a Lender, shall elect, in its sole discretion, to make any such CAF Advance Offer, it shall advise the Revolving Credit Borrower of the contents of its CAF Advance Offer before 10:15 A.M. (New York City time) on the date which is three Business Days before the proposed Borrowing Date.

                In the case of a Fixed Rate CAF Advance Request, upon receipt of notice from the Administrative Agent of the contents of such CAF Advance Request, each Lender may elect, in its sole discretion, to offer irrevocably to make one or more CAF Advances at a rate of interest determined by such Lender in its sole discretion for each such CAF Advance. Any such irrevocable offer shall be made by delivering a CAF Advance Offer to the Administrative Agent before 9:30 A.M. (New York City time) on the proposed Borrowing Date, setting forth:

                           (i) the maximum amount of CAF Advances for each CAF
                      Advance Maturity Date, and the aggregate maximum amount for all CAF Advance Maturity Dates, which such Lender would be willing to make (which amounts may, subject to subsection 2.4, exceed such Lender's Revolving Credit Commitment); and

                           (ii) the rate of interest at which such Lender is
                      willing to make each such CAF Advance.

           The Administrative Agent shall advise the Parent, on behalf of itself or the relevant Revolving Credit Borrower, as the case may be, before 10:00 A.M. (New York City time) on the proposed Borrowing Date of the contents of each such CAF Advance Offer received by it. If the Administrative Agent, in its capacity as a Lender, shall elect, in its sole discretion, to make any such CAF Advance Offer, it shall advise such Revolving Credit Borrower of the contents of its CAF Advance Offer before 9:15 A.M. (New York City time) on the proposed Borrowing Date.

           (d) Before 11:30 A.M. (New York City time) three Business Days before the proposed Borrowing Date (in the case of CAF Advances requested by a Eurodollar Rate CAF Advance Request) and before 10:30 A.M. (New York City time) on the proposed Borrowing Date (in the case of CAF Advances requested by a Fixed Rate CAF Advance Request), the Parent, on behalf of itself or the relevant Revolving Credit Borrower, as the case may be, in its absolute discretion, shall:

                           (i) cancel such CAF Advance Request by giving the
                      Administrative Agent telephone notice to that effect, or





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          (ii) by giving telephone notice to the Administrative Agent
     (immediately confirmed by delivery to the Administrative Agent of a CAF Advance Confirmation by facsimile transmission) (A) subject to the provisions of subsection 2.5(e), accept one or more of the offers made by any Lender or Lenders pursuant to subsection 2.5(b) or subsection 2.5(c), as the case may be, and (B) reject any remaining offers made by Lenders pursuant to subsection 2.5(b) or subsection 2.5(c), as the case may be.

     (e) The Parent's acceptance of CAF Advances in response to any CAF Advance Offers shall be subject to the following limitations:

          (i) the amount of CAF Advances accepted for each CAF Advance Maturity Date specified by any Lender in its CAF Advance Offer shall not exceed the maximum amount for such CAF Advance Maturity Date specified in such CAF Advance Offer;

          (ii) the aggregate amount of CAF Advances accepted for all CAF Advance Maturity Dates specified by any Lender in its CAF Advance Offer shall not exceed the aggregate maximum amount specified in such CAF Advance Offer for all such CAF Advance Maturity Dates;

          (iii) the Parent may not accept offers for CAF Advances for any CAF Advance Maturity Date in an aggregate principal amount in excess of the maximum principal amount requested in the related CAF Advance Request; and

          (iv) if the Parent accepts any of such offers, it must accept offers based solely upon pricing for each relevant CAF Advance Maturity Date and upon no other criteria whatsoever, and if two or more Lenders submit offers for any CAF Advance Maturity Date with identical pricing and the Parent accepts any of such offers but does not wish to (or, by reason of the limitations set forth in subsection 2.4, cannot) borrow the total amount offered by such Lenders with such identical pricing, the Parent shall accept offers from all of such Lenders in amounts allocated among them pro rata according to the amounts offered by such Lenders (with appropriate rounding, in the sole discretion of the Parent, to assure that each accepted CAF Advance is an integral multiple of $1,000,000); provided that if the number of Lenders that submit offers for any CAF Advance Maturity Date at identical pricing is such that, after the Parent accepts such offers pro rata in accordance with the foregoing provisions of this paragraph, the CAF Advance to be made by any such Lender would be less than $5,000,000 principal amount,




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                      the number of such Lenders shall be reduced by the
                      Administrative Agent by lot until the CAF Advances to be made by each such remaining Lender would be in a principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

                  (f) If the Parent notifies the Administrative Agent that a CAF Advance Request is cancelled pursuant to subsection 2.5(d)(i), the Administrative Agent shall give prompt telephone or fax notice thereof to the Lenders.

                  (g) If the Parent accepts pursuant to subsection
          2.5(d)(ii) one or more of the offers made by any Lender or Lenders, the Administrative Agent promptly shall notify each Lender which has made such an offer of the aggregate amount of such CAF Advances to be made on such Borrowing Date for each CAF Advance Maturity Date and the acceptance or rejection of any offers to make such CAF Advances made by such Lender. Before 12:00 Noon (New York City time) on the Borrowing Date specified in the applicable CAF Advance Request, each Lender whose CAF Advance Offer has been accepted shall make available to the Administrative Agent at its office set forth in subsection 11.2 the amount of CAF Advances to be made by such Lender, in immediately available funds. The Administrative Agent will make such funds available to the relevant Revolving Credit Borrower as soon as practicable on such date at such office of the Administrative Agent. As soon as practicable after each Borrowing Date, the Administrative Agent shall notify each Lender of the aggregate amount of CAF Advances advanced on such Borrowing Date and the respective CAF Advance Maturity Dates thereof.

                  2.6 CAF Advance Payments. (a) The Revolving Credit Borrower in respect of each CAF Advance shall pay to the Administrative
          Agent, for the account of the Lender which has made such CAF Advance, on the applicable CAF Advance Maturity Date the then unpaid principal amount of such CAF Advance. The Revolving Credit Borrowers shall not have the right to prepay any principal amount of any CAF Advance without the consent of the Lender to which such CAF Advance is owed.

                  (b) The Revolving Credit Borrower in respect of each CAF Advance shall pay interest on the unpaid principal amount of such CAF Advance made to such Revolving Credit Borrower from the Borrowing Date to the applicable CAF Advance Maturity Date at the rate of interest specified in the CAF Advance Offer accepted by the Revolving Credit Borrower in connection with such CAF Advance (calculated on the basis of a 360-day year for actual days elapsed), payable on each applicable CAF Advance Interest Payment Date.





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                                                                               9



               (c) If any principal of, or interest on, any CAF Advance shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such CAF Advance shall, without limiting any rights of any Lender under this Agreement, bear interest from the date on which such payment was due at a rate per annum which is 2% above the rate which would otherwise be applicable to such CAF Advance until the stated CAF Advance Maturity Date of such CAF Advance, and for each day thereafter at a rate per annum which is 2% above the ABR, in each case until paid in full (as well after as before judgment). Interest accruing pursuant to this paragraph (c) shall be payable from time to time on demand.

               2.7 CAF Advance Notes. The CAF Advances made by each Lender shall be evidenced by a promissory note of the Revolving Credit Borrowers, substantially in the form of Exhibit M-1 with appropriate insertions (a "CAF Advance Note"), payable to the order of such Lender and representing the obligation of each Revolving Credit Borrower to pay the lesser of (a) the amount of the Aggregate Revolving Credit Commitment and (b) the unpaid principal amount of all CAF Advances made by such Lender to such Revolving Credit Borrower, with interest on the unpaid principal amount from time to time outstanding of each CAF Advance evidenced thereby as prescribed in subsection 2.6(b). Each Lender is hereby authorized to record, with respect to the appropriate Revolving Credit Borrower, the date and amount of each CAF Advance made by such Lender, the CAF Advance Maturity Date thereof, the date and amount of each payment of principal thereof and the interest rate with respect thereto on the schedule attached to and constituting part of its CAF Advance Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make any such recordation shall not affect the obligations of the Revolving Credit Borrowers hereunder or under any CAF Advance Note. Each CAF Advance Note shall be dated the Amendment Effective Date, and each CAF Advance evidenced thereby shall bear interest for the period from and including the Borrowing Date of such CAF Advance on the unpaid principal amount thereof from time to time outstanding at the applicable rate per annum determined as provided in, and such interest shall be payable as specified in, subsection 2.6(b).

                2.8 Certain Restrictions. A CAF Advance Request may request offers for CAF Advances to be made on not more than one Borrowing Date and to mature on not more than three CAF Advance Maturity Dates. No CAF Advance Request may be submitted earlier than five Business Days after submission of any other CAF Advance Request.";





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                                                                              10



               (iii) by deleting the first sentence of subsection 2.5 thereof (as such subsection is identified in the Credit Agreement prior to this Amendment) in its entirety and substituting in lieu thereof the following:

                "The Parent shall have the right, upon not less than five Business Days' notice from the Parent to the Administrative Agent, to terminate the Aggregate Revolving Credit Commitment or, from time to time, to reduce the amount of the Aggregate Revolving Credit Commitment; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans, the Swing Line Loans and the CAF Advances (to the extent permitted by subsection 2.6) made on the effective date thereof, the aggregate principal amount of the Revolving Credit Loans, the Swing Line Loans and the CAF Advances then outstanding, when added to the then outstanding L/C Obligations, would exceed the Aggregate Revolving Credit Commitment then in effect.";

               (iv) by deleting the first sentence of subsection 2.9 thereof (as such subsection is identified in the Credit Agreement prior to this Amendment) in its entirety and substituting in lieu thereof the following:

                "Subject to the limitations contained in subsections 2.1 and
           2.6 in respect of prepayments of Revolving Credit Loans, each Borrower may on the last day of any Interest Period with respect thereto, in the case of Eurodollar Loans, or at any time and from time to time, in the case of ABR Loans, prepay the Loans made to such Borrower, in whole or in part, without premium or penalty, upon at least four Business Days' irrevocable notice in the case of Eurodollar Loans, and upon at least one Business Days' irrevocable notice in the case of ABR Loans, from the Parent to the Administrative Agent, or upon irrevocable notice received by the Administrative Agent prior to 11:00 A.M. on the requested prepayment date in the case of Swing Line Loans, specifying the Borrower making the prepayment, the date and amount of prepayment, whether the prepayment is of Term Loans, Swing Line Loans, Revolving Credit Loans or a combination thereof, and, if a combination thereof, the amount allocable to each and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each."

               (v) by deleting subsection 2.10(d) thereof (as such subsection is identified in the Credit Agreement prior to this Amendment) in its entirety and substituting in lieu thereof the following:

             "(d)  Each prepayment of the Loans pursuant to this subsection
2.15 shall be accompanied by payment in full of
           all accrued interest thereon to and including the date of such prepayment, together with any additional amounts owing pursuant to subsection 2.26. Each reduction of the Aggregate Revolving Credit Commitment pursuant to this subsection 2.15 shall be accompanied by a prepayment of the Revolving Credit Loans, the Swing Line Loans and the CAF Advances (if permitted by subsection 2.6) then outstanding in an amount equal to the excess, if any, of the sum of (i) the Revolving Credit Loans, (ii) the Swing Line Loans, (iii) the CAF Advances and (iv) the L/C Obligations then outstanding, over the Aggregate Revolving Credit Commitment, as so reduced. Any prepayment required by the immediately preceding sentence shall be applied first to the outstanding Swing Line Loans until they are paid in full, second to the Revolving Credit Loans and third to the CAF Advances (if permitted by subsection 2.6). To the extent that in connection with the requirements hereof the Revolving Credit Loans, the Swing Line Loans and the CAF Advances have been reduced to zero and the L/C Obligations then outstanding exceed the Aggregate Revolving Credit Commitment, as so reduced, the Parent shall, simultaneously with such reduction, deposit in a cash collateral account with the Administrative Agent having terms and conditions reasonably acceptable to the Administrative Agent, an amount equal to the sum of (i) the amount by which such outstanding L/C Obligations exceed the Aggregate Revolving Credit Commitment, as reduced and (ii) an amount equal to the commissions, fees and estimated expenses (in each case as determined pursuant to subsection 3.3) expected to be incurred by the Parent with respect to such L/C Obligations over a one year period."; and

               (vi) by deleting the first two sentences of subsection 2.17(a) (as such subsection is identified in the Credit Agreement prior to this Amendment) in their entirety and substituting in lieu thereof the following:

                "Each borrowing by any Borrower from the Lenders hereunder (other than any borrowing of Swing Line Loans or CAF Advances), each payment by any Borrower on account of any commitment fee hereunder (except as otherwise specifically provided herein) and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective relevant Commitment Percentages of the Lenders. Each payment (including each prepayment) by any Borrower on account of principal of and interest on the Loans made to such Borrower shall be made pro rata according to the respective principal or interest, as the case may be, in respect of such Loans then due and owing to the Lenders."

               3.  Amendments to Section 4.    (a)  Section 4 of the Credit
Agreement is hereby amended by deleting subsection 4.16 thereof in its entirety and substituting in lieu thereof the following:




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          "4.16  Purpose of Loans.  (i)  The proceeds of the Term Loans shall be used to finance the Nunc Acquisition and to refinance indebtedness outstanding under the Prior Credit Agreement and to pay fees and other expenses related thereto and (ii) the proceeds of the Revolving Credit Loans, the Swing Line Loans and the CAF Advances shall be used to finance the Nunc Acquisition, to refinance indebtedness outstanding under the Prior Credit Agreement and to finance the working capital needs of the Parent and its Subsidiaries and for general corporate purposes, including acquisitions other than the Nunc Acquisition, provided that no more than $180,000,000 of the proceeds of the Loans may be used to finance the Nunc Acquisition."

          4. Amendments to Section 6. (a) Section 6 of the Credit Agreement is hereby amended as follows:

          (i) by deleting subsection 6.2(d) thereof in its entirety and substituting in lieu thereof the following:

                     "(d) concurrently with the delivery of the financial statements referred to in subsections 6.1(a) and 6.1(b), a certificate of a Responsible Officer of the Parent indicating the Parent's Interest Coverage Ratio and Leverage Ratio for such period
          of four fiscal quarters of    the Parent;"

          (ii) by adding the following new paragraph at the end of subsection 6.2(d):

                     "(e) concurrently with the delivery of the financial statements referred to in subsection 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default relating to the covenants contained in subsections 7.1, 7.2, 7.4, 7.7 and 7.9, except as specified in such certificate; and"; and

          (iii) by relettering subsection 6.2(e) as subsection 6.2(f).

          5. Amendments to Section 7. (a) Section 7 is hereby amended as follows:

          (i) by deleting subsection 7.7 thereof in its entirety and inserting in lieu thereof the following:

           "7.7 Limitation on Leases. Permit Consolidated Lease Expense for any fiscal year of the Parent and its Subsidiaries to exceed $10,000,000."

          (ii) by deleting subsection 7.9 thereof in its entirety and inserting in lieu thereof the following:

               7.9 Limitation on Capital Expenditures. Make or commit to make any Capital Expenditure (other than in connection with any acquisition of a business unit specifically permitted by subsection 7.10(e)) except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Parent and its Subsidiaries during any of the periods set forth below, the amount set forth opposite such period:

          Period                                        Amount

     10/1/95 - 9/30/96                                $38,000,000
     10/1/96 - 9/30/97                                $36,000,000
     10/1/97 - 9/30/98                                $38,000,000
     10/1/98 - 9/30/99                                $38,000,000
     10/1/99 - 9/30/00                                $40,000,000
     10/1/00 - 9/30/01                                $40,000,000
     10/1/01 - Termination Date                       $40,000,000

          6. Amendments to Section 11. (a) Section 11 of the Credit Agreement is hereby amended as follows:

          (i) by deleting subsection 11.6(e) thereof in its entirety and substituting in lieu thereof the following:

               "(e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, by the Administrative Agent) together with payment to the Administrative Agent by the assigning Lender or such Assignee of a registration and processing fee of $4,000 (or $1,000 in the case of an Assignee that is already a Lender), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Parent. On or prior to such effective date, each of the Borrowers, at its own expense, shall execute and deliver to the Administrative Agent (in exchange for the Revolving Credit Note, CAF Advance Note or Term Note of the assigning Lender) a new Revolving Credit Note, CAF Advance Note or Term Note, as the case may be, to the order of such Assignee in amounts reflecting the Revolving Credit Commitment or Term Loan, as the case may be, assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Revolving Credit Commitment or Term Loan hereunder, a new Revolving Credit Note, CAF Advance Note or Term Note, as the case may be, to the order of the assigning Lender in amounts reflecting the Revolving Credit Commitment or Term Loan, as the case may be, retained by it hereunder. Such new Notes shall be dated the Closing Date in the case of Revolving Credit Notes and Term Notes, and the Amendment Effective Date in the case of CAF Advance Notes, and shall otherwise be in the form of the Note replaced thereby";

          (ii) by deleting subsections 11.7(a) and (b) thereof in their entirety and substituting in lieu thereof the following:

                "11.7 QFL Notes. (a) Any Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and that satisfies the requirements of subsection 2.25(b) (a "Qualified Foreign Lender") shall, upon receipt of the written request of the Parent or the Administrative Agent, and may upon its own written request to the Administrative Agent (i) receive, or exchange any Revolving Credit Note held by or assigned to it for, a QFL Revolving Credit Note substantially in the form attached hereto as Exhibit A-2 (a "QFL Revolving Credit Note"), (ii) receive, or exchange any Term Note held by or assigned to it for, a QFL Term Note substantially in the form attached hereto as Exhibit B-2 (a "QFL Term Note") and (iii) receive, or exchange any CAF Advance Note held by or assigned to it for, a QFL CAF Advance Note substantially in the form attached hereto as M-2 (a "QFL CAF Advance Note"); the QFL Revolving Credit Notes, the QFL Term Notes and the QFL CAF Advance Notes are collectively referred to herein as the "QFL Notes"). Any QFL Notes issued pursuant to this subsection 11.7 shall be (A) dated the Closing Date in the case of a QFL Revolving Credit Note or a QFL Term Note, or dated the Amendment Effective Date in the case of a QFL CAF Advance Note, (B) issued in the name of the relevant Lender and (C) issued (i) in the same principal amounts as such exchanged Revolving Credit Notes, Term Notes or CAF Advance Notes as the case may be, or (ii) in the case of a Lender not exchanging Revolving Credit Notes, Term Notes or CAF Advance Notes, in amounts reflecting such Lender's Revolving Credit Commitment or Term Loans, as the case may be.

                (b) The Parent and each Subsidiary Borrower agree that, upon the request of or delivery of a request to a Qualified Foreign Lender pursuant to paragraph (a) of this subsection 11.7, it shall execute and deliver QFL Notes to the Administrative Agent conforming to the requirements of such paragraph and pursuant to the terms thereof. To the extent relevant, each Qualified Foreign Lender shall surrender its Notes to the Administrative Agent in connection with any exchange pursuant to this subsection 11.7. If an exchange of a Revolving Credit Note, Term Note or CAF Advance Note is to occur, upon receipt by the Administrative Agent of the existing Revolving Credit Note, Term Note or CAF Advance Note to be exchanged for such QFL Notes in accordance with this paragraph, the Administrative Agent shall forward the QFL Notes to the Qualified Foreign Lender which surrendered its Revolving Credit Note, Term Note or CAF Advance Note for exchange and shall forward such exchanged Revolving Credit Note, Term Note or CAF Advance Note to the Parent marked "cancelled." Once issued, QFL Notes (i) shall, subject to the terms of this Amendment, be deemed to and shall be "Term Notes", "Revolving Credit Notes" or "CAF Advance Notes", as the case may be, for all purposes under this Agreement, the Security Documents and the other Loan Documents, (ii) may not be exchanged for "Revolving Credit Notes", "Term Notes" or "CAF Advance Notes" notwithstanding anything to the contrary in this Agreement, and (iii) shall at all times thereafter be QFL Notes, including, without limitation, following any transfer or assignment thereof;"; and

          (iii) by deleting subsection 11.8(a) thereof in its entirety and substituting in lieu thereof the following:

                "(a) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8(f) or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans then due and owing, or interest thereon then due and owing, such benefitted Lender shall purchase for cash from such other Lender a participating interest in such portion of each such other Lender's Revolving Credit Loans, Term Loans or CAF Advances, as the case may be, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest."

          7. Amendments to Sections 1 through 11. Sections 1 through 11 of the Credit Agreement are hereby amended by renumbering all references and cross-references to subsections 2.4 through 2.22 contained in the Credit Agreement prior to the Amendment Effective Date as subsections 2.9 through 2.27, respectively.

          8. Amendment to Schedule I to the Credit Agreement. Schedule I to the Credit Agreement is hereby amended by deleting Schedule I in its entirety and substituting in lieu thereof Exhibit A hereto.

          9. Amendments to Exhibits to the Credit Agreement. The Exhibits to the Credit Agreement are hereby amended by inserting Exhibits B through F hereto as Exhibits J through M-2, respectively, to the Credit Agreement.

     III. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived:

     1. The Parent, the Subsidiary Borrowers, the Administrative Agent and the Lenders (as required by the Credit Agreement) shall have executed and delivered to the Administrative Agent this Amendment.

     2. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each of the Parent and the Subsidiary Borrowers authorizing the execution, delivery and performance of this Amendment, certified by the Secretary or an Assistant Secretary of such party as of the Amendment Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

     3. The Administrative Agent shall have received, to the extent that it has not theretofore received, a certificate of the Secretary or Assistant Secretary of the Parent and the Subsidiary Borrowers, dated the Amendment Effective Date, as to the incumbency and signature of each of the officers signing this Amendment, and any other instrument or document delivered by such party in connection herewith, together with evidence of the incumbency of such Secretary or Assistant Secretary.

     4. The Administrative Agent shall have received a written legal opinion of counsel to the Parent and the Subsidiary Borrowers in form and substance satisfactory to the Administrative Agent and its counsel.

     5. The Administrative Agent and the Lenders shall have received all fees due from the Parent.

     IV.  Purchase and Sale of Revolving Credit
          Commitments and Revolving Credit Loans.

          On the Amendment Effective Date, but immediately prior to any borrowing on such date under the Credit Agreement, without the necessity of further action by any party, one or more Lenders (the "Selling Lenders") as specified on Schedule 1 hereto shall sell, transfer and assign to one or more other Lenders (the "Purchasing Lenders") as specified on Schedule 1 hereto a portion of the Selling Lender's right, title and interest in and to its Revolving Credit Commitments and/or Revolving Credit Loans as specified on
Schedule 1 hereto, without recourse, representation or warranty, and each Purchasing Lender shall purchase, take and acquire from a Selling Lender a portion of such Selling Lender's right, title and interest in and to its Revolving Credit Commitments and/or Revolving Credit Loans as specified on
Schedule 1 hereto, so that after giving effect to all such transfers, each Lender's interest in the Revolving Credit Commitments and Revolving Credit Loans shall be as specified on Schedule 1 hereto.

     V.  General.

     1. Representation and Warranties. To induce the Administrative Agent and the Lenders parties hereto to enter into this Amendment, the Parent and the Subsidiary Borrowers hereby represent and warrant to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that the representations and warranties made by the Parent and the Subsidiary Borrowers in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

     2. Payment of Expenses. The Parent and the Subsidiary Borrowers agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     3. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

     4.  Governing Law; Counterparts.    This Amendment and the rights and
obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        SYBRON INTERNATIONAL CORPORATION


                                        By:
                                           -----------------------------------
                                             Title:


                                        ORMCO CORPORATION


                                        By:
                                           -----------------------------------
                                             Title:


                                        KERR CORPORATION


                                        By:
                                           -----------------------------------
                                             Title:


                                        NALGE COMPANY


                                        By:
                                           -----------------------------------
                                             Title:


                                        ERIE SCIENTIFIC COMPANY


                                        By:
                                           -----------------------------------
                                             Title:


                                        BARNSTEAD THERMOLYNE CORPORATION


                                        By:
                                           -----------------------------------
                                             Title:

                                        CHEMICAL BANK,
                                          as Administrative Agent and as a
                                          Lender



                                        By:
                                           ----------------------------------
                                             Title:



                                        ABN AMRO BANK N.V.



                                        By:
                                           ----------------------------------
                                             Title:



                                        By:
                                           ----------------------------------
                                             Title:



                                        BANK OF AMERICA ILLINOIS



                                        By:
                                           ----------------------------------
                                             Title:



                                        BANK OF MONTREAL



                                        By:
                                           ----------------------------------
                                             Title:



                                        BANK ONE, COLUMBUS, NA



                                        By:
                                           ----------------------------------
                                             Title:

                                                THE BANK OF NOVA SCOTIA



                                                By:____________________________
                                                   Title:


                                                BANK OF SCOTLAND



                                                By:____________________________
                                                   Title:



                                                BANQUE FRANCAISE DU COMMERCE
                                                  EXTERIEUR



                                                By:____________________________
                                                   Title:



                                                By:____________________________
                                                   Title:


                                                BANQUE PARIBAS



                                                By:____________________________
                                                   Title:



                                                By:____________________________
                                                   Title:




                                                CAISSE NATIONALE DE CREDIT
                                                AGRICOLE



                                                By:____________________________
                                                   Title:

                                        COMERICA BANK



                                        By:
                                             ----------------------------------
                                             Title:



                                        CREDIT LYONNAIS CAYMAN ISLAND
                                          BRANCH



                                        By:
                                             ----------------------------------
                                             Title:



                                        DG BANK, DEUTSCHE GENOSSENSCHAFTSBANK
                                          CAYMAN ISLAND BRANCH



                                        By:
                                             ----------------------------------
                                             Title:



                                        By:
                                             ----------------------------------
                                             Title:



                                        FIRST BANK NATIONAL ASSOCIATION



                                        By:
                                             ----------------------------------
                                             Title:




                                        FLEET BANK OF MASSACHUSETTS, N.A.



                                        By:
                                             ----------------------------------
                                             Title:

                                        THE FUJI BANK, LIMITED



                                        By:
                                             ------------------------------
                                             Title:



                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                          LTD. CHICAGO BRANCH



                                        By:
                                             ------------------------------
                                             Title:



                                        MELLON BANK, N.A.



                                        By:
                                             ------------------------------
                                             Title:



                                        THE BANK OF TOKYO-MITSUBISHI, Ltd.,
                                          CHICAGO BRANCH



                                        By:
                                             ------------------------------
                                             Title:



                                        THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION


                                        By:
                                             ------------------------------
                                             Title:



                                        NBD BANK



                                        By:
                                             ------------------------------
                                             Title:

                                        THE SAKURA BANK, LIMITED



                                        By:
                                             ------------------------------
                                             Title:



                                        SOCIETE GENERALE



                                        By:
                                             ------------------------------
                                             Title:



                                        By:
                                             ------------------------------
                                             Title:



                                        THE SUMITOMO BANK, LTD., CHICAGO
                                          BRANCH



                                        By:
                                             ------------------------------
                                             Title:

                                     SCHEDULE 1 to the First Amendment


                                           REVISED
                                          REVOLVING
                                           CREDIT          AGGREGATE
Bank                                     COMMITMENT        VARIANCE
- ----                                  ---------------  ---------------
Chemical Bank                         $ 16,965,909.08  $   39,583.33
Bank of Montreal                        15,352,272.73      55,416.67
Banque Paribas                          15,352,272.73      55,416.67
Credit Lyonnais Cayman Island Branch    15,352,272.73      55,416.67
First Bank National Association         15,352,272.73      55,416.67
Fleet Bank of Massachusetts, N.A.       15,352,272.73      55,416.67
Mellon Bank, N.A.                       15,352,272.73      55,416.67
NBD Bank                                15,352,272.73      55,416.67
Bank of America Illinois                15,352,272.73      55,416.67
The Bank of Nova Scotia                 15,352,272.73      55,416.67
The Mitsubishi Trust and                15,352,272.73      55,416.67
Banking Corporation
ABN AMRO Bank NV                        15,352,272.73      55,416.67
The Long-Term Credit Bank of            15,352,272.73      55,416.67
Japan, Ltd. Chicago Branch
Societe Generale                        15,352,272.73      55,416.67
Bank One, Columbus, NA                   8,772,727.27      31,666.67
Bank of Scotland                         7,272,727.27  (1,013,333.33)
Comerica Bank                            8,772,727.27      31,667.67
Caisse Nationale de Credit Agricole      8,772,727.27      31,667.67
DG Bank, Deutsche                        8,772,727.27      31,667.67
Genossenschaftsbank, Cayman
Island Branch
The Fuji Bank, Limited                   8,772,727.27      31,667.67
Bank of Tokyo-Mitsibishi Bank,           8,772,727.27      31,667.67
Ltd., Chicago Branch
The Sakura Bank, Limited                 8,772,727.27      31,667.67
The Sumitomo Bank, Ltd.,                 8,772,727.27      31,667.67
Chicago Branch
Banque Francaise du Commerce             6,000,000.00           0.00
Exterieur -- Cayman Island Branch
                                       --------------  -------------
                                       300,000,000.00           0.00

                                                EXHIBIT A to the First Amendment

                                     TERM LOAN     REVOLVING CREDIT          TOTAL
BANK                                 COMMITMENT    COMMITMENT              COMMITMENT
- ----                               --------------  --------------------  --------------
Chemical Bank                      $16,909,090.92     $16,965,909.08     $33,875,000.00
10 South LaSalle Street
Suite 2300
Chicago, Illinois  60603
Attention: Cynthia R. Berkshire
Telephone: (312)  807-4029
Telecopy: (312)  443-1964

Bank of Montreal                    15,272,727.27      15,352,272.73      30,625,000.00
115 South LaSalle Street
Chicago, Illinois  60603
Attention: Irene M. Geller
Telephone: (312) 750-4368
Telecopy: (312) 750-3783

Banque Paribas                      15,272,727.27      15,352,272.73      30,625,000.00
227 W. Monroe Street
Suite 3300
Chicago, Illinois  60606
Attention: Jerry O'Keeke
Telephone: (312) 853-6007
Telecopy: (312) 853-6020

Credit Lyonnais Cayman Island       15,272,727.27      15,352,272.73      30,625,000.00
Branch
227 West Monroe Street
Suite 3800
Chicago, Illinois 60606
Attention: Eric Tobin
Telephone: (312) 220-7314
Telecopy: (312) 641-0527

First Bank National Association     15,272,727.27      15,352,272.73      30,625,000.00
601 Second Avenue South
Minneapolis, Minnesota 55402-4302
Attention: Mark Olman
Telephone: (612) 973-1085
Telecopy: (612) 973-0825            15,272,727.27      15,352,272.73      30,625,000.00

Fleet Bank of Massachusetts, N.A.   15,272,727.27      15,352,272.73      30,625,000.00
75 State Street
4th Floor
Boston, Massachusetts  02109
Attention: Maryann Smith
Telephone: (617) 346-1579
Telecopy: (617) 443-1964

Mellon Bank, N.A.                  15,272,727.27      15,352,272.73       30,625,000.00
55 West Monroe Street
Suite 2600
Chicago, Illinois  60603
Attention: Jeffrey A. Anderson
Telephone: (312) 357-3405
Telecopy: (312) 357-3414




                                                      Revolving
                                    Term Loan           Credit                Total
Bank                                Commitment         Commitment           Commitment
- ------                              ----------        -----------           ----------
NBD Bank                           15,272,727.27      15,352,272.73         30,625,000.00
First National Plaza
Mail Suite 0088
14th Floor
Chicago, Illinois  60670-0088
Attention: Donald J. Buse
Telephone: (312) 732-6620
Telecopy: (312) 732-1117

Bank of America Illinois           15,272,727.27      15,352,272.73         30,625,000.00
231 South LaSalle Street
Chicago, Illinois 60697
Attention: Meg Claggett
Telephone: (312) 828-1549
Telecopy: (312) 765-2080

The Bank of Nova Scotia            15,272,727.27      15,352,272.73         30,625,000.00
600 Peachtree Street N.E.
Suite 2700
Atlanta, Georgia  30308
Attention: Shannon Law
Telephone: (312) 201-4111
Telecopy: (312) 201-4108

The Mitsubishi Trust and Banking   15,272,727.27      15,352,272.73         30,625,000.00
 Corporation
520 Madison Avenue
26th Floor
New York, New York  10022
Attention: Anthony Rock
Telephone: (212) 891-8425
Telecopy: (212) 593-4691

ABN AMRO Bank NV                   15,272,727.27      15,352,272.73         30,625,000.00
135 South LaSalle Street
Chicago, Illinois 60603
Attention: Douglas Elliott
Telephone: (312) 904-2994
Telecopy: (312) 606-8425

The Long-Term Credit Bank of       15,272,727.27      15,352,272.73         30,625,000.00
Japan,
 Ltd. Chicago Branch
190 South LaSalle Street
Suite 800
Chicago, Illinois  60603
Attention: John R. Carley
Telephone: (312) 853-9516
Telecopy: (312) 704-8505

Societe Generale                   15,272,727.27      15,352,272.73         30,625,000.00
181 West Madison Street
Suite 3400
Chicago, Illinois  60602
Attention: Susan C. Hummel
Telephone: (312) 578-5157
Telecopy: (312) 578-5099



Caption

                                                 Revolving
                                  Term Loan        Credit           Total
                                 Commitment      Commitment       Commitment
                                 ----------      ----------      ------------
Bank One, Columbus, NA            8,727,272.73   8,772,727.27    17,500,000.00
100 East Broad Street
7th Floor
Columbus, Ohio  43271
Attention: Douglas H. Klamfoth
Telephone: (614) 248-5839
Telecopy: (614) 248-5518

Bank of Scotland                  8,727,272.73   8,772,727.27    17,500,000.00
181 West Madison Street
Suite 4710
Chicago, Illinois 60657
Attention: Colin J.D. Ferguson
Telephone: (312) 263-4054
Telecopy: (312) 263-1143

Comerica Bank                     8,727,272.73   8,772,727.27    17,500,000.00
4747 West Dempster Street
Skokie, Illinois  60076
Attention: Harve C. Light
Telephone: (847) 933-2203
Telecopy: (847) 933-2209

Caisse Nationale de Credit        8,727,272.73   8,772,727.27    17,500,000.00
Agricole
55 East Monroe Street
Suite 4700
Chicago, Illinois 60603-5702
Attention: Roger H. Weis
Telephone: (312) 917-7440
Telecopy: (312) 372-3724

DG Bank, Deutsche                 8,727,272.73   8,772,727.27    17,500,000.00
Genossenschaftsbank, Cayman
Island Branch
609 Fifth Avenue
New York, New York 10017
Attention: Norah E. McCann
Telephone: (212) 745-1584
Telecopy: (212) 745-1856

The Fuji Bank, Limited            8,727,272.73   8,772,727.27    17,500,000.00
225 West Wacker Drive
Suite 2000
Chicago, Illinois 60606
Attention: Steve Peca
Telephone: (312) 621-9484
Telecopy: (312) 621-0539

The Bank of Tokyo-,               8,727,272.73   8,772,727.27    17,500,000.00
Mitsubishi BankLtd.,
Chicago Branch
227 West Monroe Street
Suite 2300
Chicago, Illinois  60606
Attention: Wayne Yamanaka
Telephone: (312) 696-4664
Telecopy: (312) 696-4535



Caption                                             Revolving
                                   Term Loan         Credit          Total
                                   Commitment      Commitment     Commitment
                                   ----------       ----------    ----------
The Sakura Bank, Limited           8,727,272.73   8,772,727.27    17,500,000.00
227 West Monroe Street
Suite 4700
Chicago, Illinois 60606
Attention: Teresita Ladd
Telephone: (312) 201-5121
Telecopy: (312) 352-5345

The Sumitomo Bank, Ltd.,           8,727,272.73   8,772,727.27    17,500,000.00
Chicago Branch
233 South Wacker Drive
Suite 4800
Chicago, Illinois 60606
Attention: John DiLegge
Telephone: (312) 876-6444
Telecopy: (312) 876-6436

Banque Francaise du Commerce       6,000,000.00   6,000,000.00    12,000,000.00
Exterieur -- Cayman Island Branch
645 Fifth Avenue
New York, New York  10022
Attention: Frederick Kammler
Telephone: (212) 872-5041
Telecopy: (212) 872-5045

                                -------------  -------------    ---------------
                                $300,000,000   $300,000,000     $600,000,000.00


                                                EXHIBIT B to the First Amendment

                                                                       EXHIBIT J


                                    FORM OF
                            CAF ADVANCE CONFIRMATION



                                                    ___________, 199_



Chemical Bank, as Administrative Agent
270 Park Avenue
New York, New York  10017

     Reference is made to the Amended and Restated Credit Agreement, dated as of July 31, 1995, among Sybron International Corporation, the Subsidiary Borrowers, the Lenders named therein, Chase Securities Inc., as Arranger, and Chemical Bank, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     In accordance with subsection 2.5(d) of the Credit Agreement, the undersigned, on behalf of [itself] [One of the other Revolving Credit Borrowers], accepts and confirms the offers by the CAF Advance Lender(s) to make CAF advances to the undersigned on___________, 199_ under subsection 2.5(d) in the (respective) amount(s) set forth on the attached list of CAF Advances offered.

                                      Very truly yours,

                                      [SYBRON INTERNATIONAL CORPORATION]


                                       By____________________________
                                         Title:

[NOTE: The Parent must attach the CAF Advance offer list prepared by the Administrative Agent with the accepted amount entered by the Parent to the right of each CAF Advance offer].

                                                EXHIBIT C to the First Amendment

                                                                       EXHIBIT K

                                    FORM OF
                               CAF ADVANCE OFFER

                                                     _____________, 199__

Chemical Bank, as Administrative Agent
270 Park Avenue
New York, New York  10017

          Reference is made to the Amended and Restated Credit Agreement, dated as of July 31, 1995, among Sybron International Corporation, the Subsidiary Borrowers, the Lenders named therein, Chase Securities Inc., as Arranger, and Chemical Bank, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          In accordance with subsection 2.5 of the Credit Agreement, the undersigned Lender offers to make CAF Advances thereunder in the following amounts with the following maturity dates:



Borrowing Date: __________, 199__   Aggregate Maximum Amount: $_________
Maturity Date 1:                    Maximum Amount: $__________
__________, 199__                   $________ offered at _______*
                                    $________ offered at _______*
Maturity Date 2:                    Maximum Amount: $__________
__________, 199__                   $________ offered at _______*
                                    $________ offered at _______*
Maturity Date 3:                    Maximum Amount: $__________
__________, 199__                   $________ offered at _______*
                                    $________ offered at _______*

      [NOTE: Insert the interest rate offered for the specified CAF Advance where indicated by an asterisk (*). In the case of Eurodollar Rate CAF Advances, insert a margin bid.

       In the case of Fixed Rate CAF Advances, insert a fixed rate bid.]

                               Very truly yours,

                               [NAME OF LENDER]


                               By_______________________
                                 Title:
                                 Telephone No.:
                                 Telecopy No.:

                                                EXHIBIT D to the First Amendment

                                                                       EXHIBIT L

                                    FORM OF
                              CAF ADVANCE REQUEST

                                                   __________, 199__

 Chemical Bank, as Administrative Agent
 270 Park Avenue
 New York, New York  10017

          Reference is made to the Amended and Restated Credit Agreement, dated as of July 31, 1995, among Sybron International Corporation, the Subsidiary Borrowers, the Lenders named therein, Chase Securities Inc., as Arranger, and Chemical Bank, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          This is a [Fixed Rate] [Eurodollar Rate] CAF Advance Request pursuant to subsection 2.5 of the Credit Agreement requesting offers for the following CAF Advances:

          [NOTE: Pursuant to the Credit Agreement, a CAF Advance Request may be transmitted in writing, by telecopy, or by telephone, immediately confirmed by telecopy. In any case, a CAF Advance Request shall contain the information specified in the second paragraph of this form.]


                                              Loan 1       Loan 2       Loan 3
Aggregate Principal Amount                  $__________  $__________  $_________
Borrowing Date
CAF Advance Maturity Date
CAF Advance Interest Payment Dates


                                             Very truly yours,

                                             [SYBRON INTERNATIONAL CORPORATION]


                                             By_______________________________
                                                Title:

                                                EXHIBIT E to the First Amendment

                                                                     EXHIBIT M-1

                            FORM OF CAF ADVANCE NOTE


                                                              New York, New York
$300,000,000                                                       July __, 1996



     FOR VALUE RECEIVED, each of the undersigned, Sybron International Corporation ("Parent"), a Wisconsin corporation, Kerr Corporation ("Kerr"), a Delaware Corporation, and Nalge Company ("Nalge"), a Delaware Company (each, a "Revolving Credit Borrower"), severally, hereby unconditionally promises to pay to the order of __________________________________ (the "Lender") at the office of Chemical Bank located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) THREE HUNDRED MILLION DOLLARS ($300,000,000), or, if less, (b) the aggregate unpaid principal amount of each CAF Advance which is made by the Lender to such Revolving Credit Borrower pursuant to subsection 2.4 of the Credit Agreement, as hereinafter defined.
The principal amount of each CAF Advance evidenced hereby shall be payable on the CAF Advance Maturity Date therefor set forth on the schedule attached hereto and made a part hereof or on a continuation of such schedule which shall be attached hereto and made a part hereof (the "Grid"). Each Revolving Credit Borrower, severally, further agrees to pay interest in like money at such office on the unpaid principal amount of each CAF Advance made to such Revolving Credit Lender, at the rate per annum set forth in respect of such CAF Advance on the Grid, calculated on the basis of a year of 360 days and actual days elapsed from the Borrowing Date of such CAF Advance until the due date thereof (whether at the stated maturity, by acceleration or otherwise) and thereafter at the rates determined in accordance with subsection 2.6(c) of the Credit Agreement. Interest on each CAF Advance evidenced hereby shall be payable on the date or dates set forth in respect of such CAF Advance on the Grid. CAF Advances evidenced by this Note may not be prepaid.

     The holder of this Note is authorized to endorse on the Grid the Borrowing Date, amount, Interest rate, Interest Payment Dates and CAF Advance Maturity Date in respect of each CAF Advance made pursuant to subsection 2.4 of the Credit Agreement and each payment of principal with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such CAF Advance.

     This Note is one of the CAF Advance Notes referred to in the Amended and Restated Credit Agreement dated as of July 31,

1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Parent, the Subsidiary Borrowers, the Lender, the other banks and financial institutions from time to time parties thereto, Chemical Securities Inc., as Arranger, and Chemical Bank, as Administrative Agent, and is subject to the provisions of the Credit Agreement.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                SYBRON INTERNATIONAL CORPORATION



                                By
                                  --------------------------------
                                  Title:


                                KERR CORPORATION



                                By
                                  --------------------------------
                                  Title:


                                NALGE COMPANY



                                By
                                  --------------------------------
                                  Title:

                            SCHEDULE OF CAF ADVANCES
                           _________________, Lender
          Sybron International Corporation, Revolving Credit Borrower
                   Credit Agreement dated as of July 31, 1995



     Borrowing                                               CAF Advance
    Date of CAF      Amount of CAF                         Interest Payment      CAF Advance
     Advance           Advance            Interest Rate         Dates           Maturity Date      Payment Date   Authorization

                            SCHEDULE OF CAF ADVANCES
                           _________________, Lender
                  Kerr Corporation, Revolving Credit Borrower
                   Credit Agreement dated as of July 31, 1995



     Borrowing                                               CAF Advance
    Date of CAF      Amount of CAF                        Interest Payment     CAF Advance
     Advance           Advance            Interest Rate       Dates           Maturity Date     Payment Date   Authorization

                            SCHEDULE OF CAF ADVANCES
                           _________________, Lender
                    Nalge Company, Revolving Credit Borrower
                   Credit Agreement dated as of July 31, 1995



     Borrowing                                             CAF Advance
    Date of CAF      Amount of CAF                       Interest Payment      CAF Advance
     Advance            Advance        Interest Rate          Dates           Maturity Date     Payment Date    Authorization

                                                EXHIBIT F to the First Amendment
                                                                     EXHIBIT M-2



THIS QUALIFIED NON-U.S. LENDER NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS QUALIFIED NON-U.S. LENDER NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.


               FORM OF QUALIFIED NON-U.S. LENDER CAF ADVANCE NOTE


$300,000,000                                                      July __, 1996


     FOR VALUE RECEIVED, each of the undersigned, Sybron International Corporation ("Parent"), a Wisconsin corporation, Kerr Corporation ("Kerr"), a Delaware Corporation, and Nalge Company ("Nalge"), a Delaware Company (each, a "Revolving Credit Borrower"), severally, hereby unconditionally promises to pay to the order of __________________________________ (the "Lender") at the office of Chemical Bank located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) THREE HUNDRED MILLION DOLLARS ($300,000,000), or, if less, (b) the aggregate unpaid principal amount of each CAF Advance which is made by the Lender to such Revolving Credit Borrower pursuant to subsection 2.4 of the Credit Agreement, as hereinafter defined.
The principal amount of each CAF Advance evidenced hereby shall be payable on the CAF Advance Maturity Date therefor set forth on the schedule attached hereto and made a part hereof or on a continuation of such schedule which shall be attached hereto and made a part hereof (the "Grid"). Each Revolving Credit Borrower, severally, further agrees to pay interest in like money at such office on the unpaid principal amount of each CAF Advance made to such Revolving Credit Lender, at the rate per annum set forth in respect of such CAF Advance on the Grid, calculated on the basis of a year of 360 days and actual days elapsed from the Borrowing Date of such CAF Advance until the due date thereof (whether at the stated maturity, by acceleration or otherwise) and thereafter at the rates determined in accordance with subsection 2.6(c) of the Credit Agreement. Interest on each CAF Advance evidenced hereby shall be payable on the date or dates set forth in respect of such CAF Advance on the Grid. CAF Advances evidenced by this Note may not be prepaid.

     The holder of this Note is authorized to endorse on the Grid the Borrowing Date, amount, Interest rate, Interest Payment

Dates and CAF Advance Maturity Date in respect of each CAF Advance made pursuant to subsection 2.4 of the Credit Agreement and each payment of principal with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such CAF Advance.

     This Note is one of the CAF Advance Notes referred to in the Amended and Restated Credit Agreement dated as of July 31, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Parent, the Subsidiary Borrowers, the Lender, the other banks and financial institutions from time to time parties thereto, Chemical Securities Inc., as Arranger, and Chemical Bank, as Administrative Agent, and is subject to the provisions of the Credit Agreement.

     As provided in subsection 11.7(d) of the Credit Agreement, this Qualified Non-U.S. Lender Note and the Obligation(s) evidenced hereby may be assigned in whole or in part only by registration of such assignment of this Qualified Non-U.S. Lender Note and the Obligation(s) evidenced hereby on the Register described in subsection 11.7(c) of the Credit Agreement. Any assignment of all or part of such Obligation(s) and this Qualified Non-U.S. Lender Note evidencing the same shall be registered on the Register only upon surrender for registration of assignment of this Qualified Non-U.S. Lender Note evidencing such Obligation(s), duly endorsed by (or accompanied by a written instrument of assignment duly executed by) the Qualified Non-U.S. Lender Noteholder hereof, and thereupon one or more new Qualified Non-U.S. Lender Note(s) in the same aggregate principal amount shall be issued to the designated Assignee(s) and the old Qualified Non-U.S. Lender Note shall be returned to the Borrower marked "cancelled". No assignment of this Qualified Non-U.S. Lender Note and the Obligation(s) evidenced hereby shall be effective unless such assignment shall have been recorded in the Register as provided herein and in subsection 11.7(d) of the Credit Agreement. This Qualified Non-U.S. Lender Note may not be exchanged for promissory notes that are not Qualified Non-U.S. Lender Notes.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                               SYBRON INTERNATIONAL CORPORATION



                                               By _____________________________
                                                  Title:


                                               KERR CORPORATION



                                               By _____________________________
                                                  Title:


                                               NALGE COMPANY



                                               By _____________________________
                                                  Title:

                            SCHEDULE OF CAF ADVANCES
                           _________________, Lender
          Sybron International Corporation, Revolving Credit Borrower
                   Credit Agreement dated as of July 31, 1995



     Borrowing                                             CAF Advance
    Date of CAF     Amount of CAF                       Interest Payment    CAF Advance
      Advance         Advance          Interest Rate         Dates          Maturity Date   Payment Date   Authorization

                            SCHEDULE OF CAF ADVANCES
                           _________________, Lender
                  Kerr Corporation, Revolving Credit Borrower
                   Credit Agreement dated as of July 31, 1995



     Borrowing                                            CAF Advance
    Date of CAF     Amount of CAF                       Interest Payments     CAF Advance
      Advacne         Advance          Interest Rate         Dates            Maturity Date      Payment Date     Authorization

                            SCHEDULE OF CAF ADVANCES
                           _________________, Lender
                    Nalge Company, Revolving Credit Borrower
                   Credit Agreement dated as of July 31, 1995


                                                              CAF Advance
     Borrowing           Amount of CAF                     Interest Payment      CAF Advance
Date of CAF Advance        Advance          Interest Rate       Dates           Maturity Date     Payment Date     Authorization

